Item 13. Exhibits (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Modern Capital Tactical Income Fund (the “Fund”), a series of the Modern Funds Trust on Form N-CSR for the year ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Bradley D. Atkins, President and Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Bradley D. Atkins
Bradley D. Atkins
Principal Executive Officer

Date:	June 5, 2026

A signed original of this written statement required by Section 906 has been provided to the Modern Capital Funds Trust and will be retained by the Modern Capital Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Modern Capital Tactical Income Fund (the “Fund”), a series of the Modern Funds Trust on Form N-CSR for the year ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, John Tabb, Chief Financial Officer, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ John Tabb
John Tabb
Chief Financial Officer

Date:	June 5, 2026

A signed original of this written statement required by Section 906 has been provided to the Modern Capital Funds Trust and will be retained by the Modern Capital Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.